Presentation to Investors April 11, 2008 Exhibit 99.1

Presentation to Investors
April 11, 2008
2.
Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The forward-
looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations.  The Company undertakes no obligation to publicly update any forward-
looking statements as a result of events or developments subsequent to the presentation.

Presentation to Investors
April 11, 2008
3.
Argo Group Today
Headquarters
Major business
segment locations
• Specialty underwriter in attractive niche areas of
property, casualty insurance and reinsurance
• Headquarters:  Bermuda
– operates in 50 states and internationally
• Market Cap over $1B
• Three ongoing business segments
– Excess and Surplus Lines (E&S)
– Select Markets
– International Specialty

Presentation to Investors
April 11, 2008
4.
Solid Record of Disciplined Growth
2007 Revenues
90%+
90%+
Business Development Activity
Public Entity Argonaut Specialty
Interstate Grocers
Coregis Fulcrum
Assets acquired:
New businesses launched:
Organic Growth Strategies
Cross Selling Increased Product Offerings
Businesses acquired:
PXRE
Rockwood Colony
Peleus
Massamont

Presentation to Investors April 11, 2008 5. An Impressive Growth Track Record Total Assets 18% CAGR $1.2B $186M 2000 2007 Gross Written Premiums 31% CAGR 5 $1.6B $5.1B 2000 2007

Presentation to Investors
April 11, 2008
6.
Heritage Transaction Overview
Transaction Structure
Terms of Offer
• All cash tender offer
• Acquire entire issued and to be issued ordinary share capital of
Heritage Underwriting Agency plc (“Heritage”)
• Acquisition vehicle: Argo Acquisition, Limited (wholly owned indirect subsidiary of Argo Group International Holdings, Ltd (“Argo”)
• Heritage shareholders would receive 154 pence / share in cash
(ex-dividend basis)
• Shareholders on the register at the close of business on
28 March 2008 would remain entitled to receive Final Dividend of
6.0 pence per Heritage share
• Offer value (fully diluted): £136 million ($272m) (on an ex-dividend basis)
Valuation
• Consideration to be funded using Argo’s existing resources
Financing
•
Transaction Price Per Share Consideration
–
154.0p
• Premium / (Discount) vs. Book Value @ 12/31/2007
Book Value adjusted for 6p final dividend – 90.1p
Premium to Book Value – 1.71x

Presentation to Investors
April 11, 2008
7.
Transaction Overview (cont.)
Ratings
• A.M. Best Co. credit ratings and debt ratings of Argo Group and its insurance subsidiaries are unchanged
• S&P affirmed its credit rating on Argonaut Group, Inc, a wholly owned unit of Argo Group
Rationale
• Combination of Argo Group and Heritage would create a broader underwriting platform as well as an extended geographic capability and distribution network for Argo Group
Approvals Required
• Competition and regulatory approvals (FSA, Council of Lloyd’s etc.)
• Customary closing conditions
Irrevocable undertakings
• Argo Group received irrevocable undertakings to accept
the Offer in respect of 64.0% of Heritage’s existing share
capital
Share purchases
• Argo Group has acquired 9.9% of Heritage’s share
capital via share purchases at a maximum price of 154
pence per share

Presentation to Investors
April 11, 2008
8.
Strategic Rationale
• Given Heritage’s position in the Lloyd’s market and the limited duplication of business written by Heritage and Argo Group, the combination would:
–
Fulfill a strategic objective of Argo Group to diversify into additional product areas and new geographic markets, improving earnings per share and return on equity
–
Extend Argo Group’s reach by supplementing its distribution network with that of Heritage
–
Provide a greater scale and breadth of underwriting skills base which is expected to provide the enlarged Argo Group with more flexibility to take advantage of opportunities in specific classes throughout the insurance cycle as they arise

Presentation to Investors
April 11, 2008
9.
Transaction Rationale for Argo Group
• Expected to enhance Argo Group’s EPS in 2008 (on an
annualized basis) by approx. 15%
• 2008 ROE is expected to increase by 1.2 to 1.5 percentage
points
• Combination provides additional capital for strategic
development within the Lloyd’s business lines
• Additional capital could also present new opportunities for business to be written
• Limited duplication of business written by Heritage and Argo
Group would allow Argo to diversify into additional product
areas and new geographic markets
• Extend Argo’s reach by supplementing its distribution network
(1) Nothing in these statements should be interpreted to mean that Argo Group’s earnings per share or ROE in 2008 will be greater than in 2007
Financial
Considerations
(1)
Leverage Lloyd’s
platform
Diversification

ARGO GROUP

Heritage

ARGO GROUP
Get there together

Presentation to Investors
April 11, 2008
10.
Snapshot of Companies
AIM (London Stock Exchange) NasdaqGS Exchange
$350 million $1.2 billion FY 2007 GWP
Worldwide US, Bermuda and Continental
Europe
Geographic Footprint
Specialist Lloyd’s insurer Specialty underwriter in attractive niche areas of property and
casualty market
Business
London, United Kingdom Bermuda Headquarters

Presentation to Investors
April 11, 2008
11.
Combined Business Mix
Argo Group:  Specialty Insurance
Excess & Surplus
Select Markets
International Specialty
Heritage: Specialty Insurance
Worldwide property
• Direct & Facultative
• North American and International binding authority
Non-US liability
• Professional Indemnity

Presentation to Investors
April 11, 2008
12.
Transaction Rationale for Heritage
• Combining Heritage with Argo Group provides Heritage with
access to a Bermudian underwriting platform and additional
capital for strategic development within the Lloyd's business lines
• Additional capital within the enlarged Argo Group could also present new opportunities for business to be written by the
Heritage underwriting team

Presentation to Investors
April 11, 2008
13.
Path to Completion
• Competition and regulatory approvals necessary
– Financial Services Authority
– Council of Lloyd’s
• Transaction expected to close in 2Q08

Presentation to Investors
April 11, 2008
14.
Summary
Transaction would:
• Enhance earnings per share and return on equity
• Fulfill Argo Group’s strategic objective to diversify into additional product areas and new geographic markets
• Allow Argo Group to enter additional markets through Lloyd’s platform, further diversifying its business mix
• Extend Argo Group’s reach by supplementing its distribution network with that of Heritage
• Provide an enlarged group with more flexibility to take advantage of opportunities in specific classes throughout the insurance cycle as they arise

Thank You.